UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2021

First Internet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

11201 USA Parkway	46037
Fishers, Indiana
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, without par value	INBK	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2029	INBKZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 1, 2021, First Internet Bancorp, an Indiana corporation (the “Company”), FC Subsidiary, Inc., a Georgia corporation and wholly-owned subsidiary of the Company (“FC Subsidiary”), and First Century Bancorp., a Georgia corporation (“First Century”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, FC Subsidiary will merge with and into First Century (the “Merger”), with First Century as the surviving corporation under the name “FC Subsidiary, Inc.” The Merger Agreement has been unanimously adopted and approved by the boards of directors of the Company, FC Subsidiary, and First Century.

Immediately following the effective time of the Merger (the “Effective Time”), or simultaneously therewith, First Century Bank, N.A., a national banking association and wholly-owned subsidiary of First Century (“First Century Bank”), will merge with and into First Internet Bank of Indiana, an Indiana-chartered banking corporation and wholly-owned subsidiary of the Company (“First Internet Bank”). As soon as practicable following the Merger, “FC Subsidiary, Inc.” (f/k/a First Century) will merge with and into the Company, with the Company as the surviving corporation.

Under the terms of the Merger Agreement, at the Effective Time, each share of common stock, no par value per share, of First Century (the “First Century Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding shares held in a fiduciary capacity or in satisfaction of a debt previously contracted (the “Exempt First Century Stock”) and the dissenting shares) will convert into the right to receive cash in an amount equal to: (i) the sum of $80 million plus the aggregate exercise price of the unexpired, outstanding and unexercised options and warrants to purchase common stock of First Century (the “Stock Derivatives”) to be cancelled immediately prior to the Effective Time, divided by (ii) the sum of the number of issued and outstanding shares of First Century Common Stock immediately prior to the Effective Time, excluding the Exempt First Century Stock plus the number of Stock Derivatives outstanding immediately prior to the Effective Time.

The Merger Agreement contains customary representations and warranties made by the parties, and each party has agreed to customary covenants, including covenants relating to the conduct of First Century’s business during the interim period between the execution of the Merger Agreement and the Effective Time. First Century has agreed to call a meeting of its shareholders for the purpose of its shareholders considering and voting on the approval of the Merger Agreement, and, subject to certain customary exceptions, First Century has agreed that its board of directors will recommend that its shareholders approve and adopt the Merger Agreement. First Century has also agreed to customary non-solicitation covenants relating to alternative acquisition proposals that prohibit First Century from, subject to certain customary exceptions, soliciting proposals relating to certain alternative acquisition proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative acquisition.

The Merger Agreement contains customary closing conditions, including (1) the approval of the Merger Agreement by the shareholders of First Century, (2) the receipt of all required regulatory approvals, including from the Indiana Department of Financial Institutions and the Federal Deposit Insurance Corporation and the expiration of all statutory waiting periods in respect thereof, (3) the accuracy of the respective representations and warranties of First Century and the Company, (4) the fulfilment of or compliance with the respective covenants and agreements of First Century and the Company, (5) the absence of any statute, rule, regulation, injunction, order, or decree which prohibits, prevents, or makes illegal the completion of the Merger, and no material claim, litigation, or proceeding shall have been initiated and pending or threatened seeking to prevent completion of the Merger, (6) the receipt by First Century of all necessary permits, authorizations, written consents, permissions, and approvals as required for the lawful consummation of the Merger and as otherwise required, and (7) the non-occurrence of any event resulting in a material adverse effect on First Century or any of its subsidiaries.

The Merger Agreement provides the Company, on the one hand, and First Century, on the other hand, the right to terminate the Merger Agreement under certain circumstances and further provides that First Century will be obligated to pay the Company a termination fee of $2.4 million if the Merger Agreement is terminated under specific circumstances described in the Merger Agreement.

The preceding summary of certain provisions of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. The representations, warranties, covenants, and agreements contained in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and their successors and assigns, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged among the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants, and agreements contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, FC Subsidiary, First Century, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and First Century, and their respective subsidiaries, affiliates, and businesses, the Merger Agreement, and the Merger that will be contained in, or incorporated by reference into the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”).

Voting Agreements

As an inducement for the Company to enter into the Merger Agreement, each of the directors of First Century and First Century Bank, who collectively own approximately 65% of the voting power of the outstanding shares of common stock of First Century, have entered into a voting agreement with the Company dated as of the date of the Merger Agreement pursuant to which such persons have agreed, among other things and subject to the terms thereof, to vote their shares of First Century common stock in favor of approval and adoption of the Merger Agreement and to refrain from making disparaging comments regarding the parties to the Merger, or taking any other action in opposition to the Merger (the “Voting Agreements”).

The preceding summary of certain provisions of the Voting Agreements does not purport to be complete and is qualified by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Additional Information

Information regarding the Company may be obtained at the SEC’s Internet site (http://www.sec.gov) or you may obtain copies of certain documents, free of charge from the Company by accessing its website at www.firstinternetbancorp.com under the heading of “Shareholder Information.”

Item 7.01	Regulation FD Disclosure.

On November 2, 2021, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. All information included in the press release is of the date thereof, and the Company does not assume any obligation to update such information in the future.

In addition, the Company intends to provide information regarding the proposed transaction during a presentation to analysts and investors. A copy of the presentation slides that will be made available in connection with the presentation is attached hereto as Exhibit 99.2.

The information contained in Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description	Method of Filing
2.1	Agreement and Plan of Merger dated November 1, 2021, by and among First Internet Bancorp, FC Subsidiary, Inc., and First Century Bancorp.*	Filed electronically
10.1	Voting Agreement dated November 1, 2021	Filed electronically
99.1	Press Release issued by First Internet Bancorp dated November 2, 2021	Furnished electronically
99.2	Investor Presentation	Furnished electronically
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

Cautionary Note Regarding Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Internet Bancorp (“First Internet” or the “Company”) and First Century Bancorp. (“First Century”). Forward-looking statements are generally identifiable by the use of words such as “anticipate,” “believe,” “continue,” “could,” “designed,” “estimate,” “expect,” “intend,” “may,” “optimistic,” “pending,” “plan,” “position,” “preliminary,” “remain,” “should,” “will,” “would” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. These forward-looking statements are based on First Internet’s and First Century’s current expectations and assumptions regarding First Internet’s and First Century’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect First Internet’s and/or First Century’s future financial results and performance and could cause the actual results, performance or achievements of First Internet and/or First Century to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others; the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where First Internet and First Century do business; disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Internet and First Century; the risk that the integration of First Internet’s and First Century’s operations will be materially delayed or will be more costly or difficult than expected or that First Internet and First Century are otherwise unable to successfully integrate their businesses; the failure to obtain the necessary approvals of the Shareholders of First Century; the outcome of any legal proceedings that may be instituted against First Internet and/or First Century; the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); reputational risk and potential adverse reactions of First Internet’s and/or First Century’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction; the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all; delays in closing the proposed merger; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions; other factors that may affect future results of First Century and/or First Internet including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other legislative and regulatory actions and reforms; and the impact of the ongoing global COVID-19 pandemic on First Internet’s and/or First Century’s businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks.

Forward-looking statements speak only as of the date of this report and except to the extent required by applicable law or regulation, First Internet disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this report to reflect future events or developments. Further information regarding First Internet and factors which could affect the forward-looking statements contained herein can be found in First Internet’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 2, 2021

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik Executive Vice President and Chief Financial Officer